UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 16, 2024
FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100		84107
Murray,	Utah
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:  (801) 501-7200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2024, the Board of Directors (the “Board”) of FinWise Bancorp (the “Company”) expanded the size of the Board to nine directors and appointed Susan Ehrlich as a Class III Director to fill the newly created directorship, with Ms. Ehrlich’s term expiring at the Company’s 2026 Annual Meeting of Shareholders. The Board also expanded the size of the Audit Committee of the Board (the “Audit Committee”) to four directors and appointed Ms. Ehrlich as a member of the Audit Committee.

Ms. Ehrlich, age 57, has been a partner of Core Innovation Capital, an early-stage fintech venture capital firm, since 2022. In addition, she serves on the board of directors of Arrived Homes, a real estate proptech company. From 2018 to 2021, Ms. Ehrlich served as the chief executive officer of Earnest, a student loan refinance and student lending fintech company. She has also held leadership roles at Simple, Lending Club, Amazon and H&R Block. Ms. Ehrlich holds an MBA from Harvard Graduate School of Business Administration and a BA from Brown University.

The Board has determined that Ms. Ehrlich is independent (as that term is defined under applicable Nasdaq rules). There were no arrangements or understandings between Ms. Ehrlich and any other person pursuant to which Ms. Ehrlich became a director. She will receive the standard compensation provided by the Company to its other non-management directors for services as a director. Ms. Ehrlich has not been a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 22, 2024	FINWISE BANCORP

/s/ Michael O'Brien
Name: Michael O'Brien
Title: Corporate Secretary and Executive Vice President